UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DARDEN RESTAURANTS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
DARDEN RESTAURANTS, INC. 2021 Annual Meeting Vote by September 21, 2021 11:59 PM EDT. For shares held in a Plan, vote by September 19, 2021 11:59 PM EDT.

1000 DARDEN CENTER DRIVE ORLANDO, FL 32837

D58279-P59936

 You invested in DARDEN RESTAURANTS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on September 22, 2021.

 Get informed before you vote

View the Proxy Statement and our 2021 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 8, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items				Board Recommends

1.	To elect a full Board of eight directors from the named director nominees to serve until the next annual meeting of shareholders and until their successors are elected and qualified. The eight director nominees are as follows:			For

Nominees:

	01) Margaret Shân Atkins	04) Eugene I. Lee, Jr.	07) Charles M. Sonsteby

	02) James P. Fogarty	05) Nana Mensah	08) Timothy J. Wilmott

	03) Cynthia T. Jamison	06) William S. Simon

2.	To obtain advisory approval of the Company’s executive compensation.			For

3.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending May 29, 2022			For

4.	To approve the amended Darden Restaurants, Inc. Employee Stock Purchase Plan.			For

5.	To vote on a shareholder proposal requesting that the Company adopt certain policies regarding retention of shares by company executives.			Against

NOTE: To transact such other business, if any, as may properly come before the meeting and any adjournment.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D58280-P59936